Commitment and contingencies - Purchase Obligations (Table) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2015	Jun. 30, 2014 Vessels shipbuilding contracts	Jun. 30, 2014 Drillship shipbuilding contracts	Jun. 30, 2014 Total obligations
1st year	$ 627,140	$ 124,440	$ 502,700	$ 627,140
2nd year		0	498,200	498,200
3rd Year		0	928,000	928,000
Total		$ 124,440	$ 1,928,900	$ 2,053,340